IDENTIFIABLE INTANGIBLE ASSET	0 Months Ended
Dec. 31, 2013
Identifiable Intangible Asset [Abstract]
Identifiable Intangible Asset [Text Block]
NOTE 8 - IDENTIFIABLE INTANGIBLE ASSETS:

Identifiable intangible assets consisted of the following:
	Original amount net of impairment		Accumulated amortization		Amortized balance

	December 31,
	2013	2012	2013	2012	2013	2012

	(U.S. $ in millions)
Product rights	$10,037	$9,983	$4,601	$3,429	$5,436	$6,554
Trade names	270	258	55	55	215	203
Research and development in process	825	988	0	0	825	988

Total	$11,132	$11,229	$4,656	$3,484	$6,476	$7,745

Product rights and trade names are assets presented at amortized cost. These assets represent a portfolio of pharmaceutical products from various categories with a weighted average life of approximately 10 years. Amortization of intangible assets amounted to $1,180 million, $1,272 million and $707 million in the years ended December 31, 2013, 2012 and 2011, respectively.

Teva's in process research and development are assets that have not yet been approved in major markets. Teva's in process research and development is comprised mainly of the following assets: Revascor ® (Cephalon) - $258 million; Cinquil (Cephalon) - $215 million; LAMA BAI (MicroDose) - $140 million; and MDT637 (MicroDose) - $107 million. In-process research and development carry intrinsic risks that the asset might not succeed in advanced phases and will be impaired in future periods.

<><><>Impairment of identifiable intangible assets amounted to $393 million, $858 million and $143 million in the years ended December 31, 2013, 2012 and 2011, respectively. See note 20.

<><><>As of December 31, 2013, the estimated aggregate amortization of intangible assets for the years 2014 to 2018 is as follows: 2014—$1,071 million; 2015—$836 million; 2016—$730 million; 2017—$715 million and 2018—$656 million.